UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2024

Build-A-Bear Workshop, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

415 South 18th St., St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63103 ------------------ (Zip Code)

(314) 423-8000
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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BBW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01         Other Events.

On August 30, 2022, Board of Directors (the “Board”) of Build-A-Bear Workshop, Inc. (the “Company”) authorized a $50 million stock repurchase program (the “August 2022 Stock Repurchase Program”). As of September 11, 2024, the Company had utilized approximately $44 million of the amount authorized under the August 2022 Stock Repurchase Program to repurchase over 1.9 million shares at an average price of $23.05 per share.

On September 11, 2024, the Board terminated the August 2022 Stock Repurchase Program and authorized an additional $100 million stock repurchase program (the “September 2024 Stock Repurchase Program”). Under the September 2024 Stock Repurchase Program, the Company is authorized to purchase up to $100 million of its common stock in the open market, through privately negotiated transactions, or pursuant to one or more 10b5-1 plans. The timing and amount of stock repurchases, if any, will depend on price, market conditions, applicable regulatory requirements, and other factors. The September 2024 Stock Repurchase Program authorizes the Company to repurchase shares through September 30, 2028, does not require the Company to repurchase any specific number of shares, and may be modified, suspended or terminated at any time without prior notice. Shares repurchased under the September 2024 Stock Repurchase Program will be subsequently retired.

On September 11, 2024, the Board of Directors of Build-A-Bear Workshop, Inc. (the “Company”) declared a quarterly cash dividend of $0.20 per share to be paid on October 10, 2024, to all holders of record of issued and outstanding shares of the Company’s common stock as of the close of business on September 26, 2024.

On September 11, 2024, the Company issued a press release announcing the September 2024 Stock Repurchase Program and the quarterly dividend. A copy of the press release has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number         Description of Exhibit

99.1	Press release, dated September 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: September 11, 2024	By:	/s/ Voin Todorovic
	Name:	Voin Todorovic
	Title:	Chief Financial Officer